Sing Kung Ltd./Century City Infrastructure Co.
(“Company”)

May 20, 2008

Forward-Looking Information

Except for the historical information, the matters discussed herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") that involve substantial risks and uncertainties. Such forward-looking statements, based upon the current beliefs and expectations of IAG's, Chardan's, and Sing Kung's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in China and related governmental development policies, changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Sing Kung is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers in the industry; timing, approval and market acceptance of new services; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in IAG's filings with the Securities and Exchange Commission, including its report on Form 10-K for the period ended December 31, 2007 and 10-Q for the period ending March 31, 2008. The information set forth herein should be read in light of such risks. Neither IAG, Sing Kung, nor Chardan, assumes any obligation to update the information contained herein. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission. Such filings are available on our website or at www.sec.gov.

Business Overview

- Target market is 800 largest municipal and provincial governments
- Provides clients with turn-key solutions to:
  - ✓ Plan & design industrial, commercial and residential areas
  - ✓ Finance & construct the basic infrastructure ("plant the first seed")
  - ✓ Market & refinance overall project to facilitate rapid later-stage development
- Project scope:
  - ✓ New cities
  - ✓ Municipal expansion
  - ✓ Urban redevelopment


Raw Land

Company Highlights

- Urban Infrastructure market very large and rapidly growing
- Capital in place to meet 2008 & 1st half of 2009 project plans
  - ✓ $14.6 million private equity placement closed in April 2008
- $7.8 million of Q-1 profit with forward visibility
- Strong pipeline of contracts and opportunities permits selectivity
  - ✓ $142 million booked in 1st 4 months of 2008
- Attractive purchase price and growth expectations
  - ✓ 10.4 X and 7.1X net income multiple for 2008 and 2009 respectively (refer to p. 13 for details of calculations and assumptions)
- Proprietary business model limits direct competition
  - ✓ Unusual combination of planning capabilities, government & financing relationships, syndication & project management skills and reputation
- Strong management continuing in place

Market Potential

- **Rapid migration into China's cities is forecast to drive urban growth of over 350 million people in only two decades.**



2005
Urban Population
572 Million
Migration
New Cities
Organic Growth
City Expansion
Existing Population
2025
Urban Population
926 Million

Source: McKinsey Global Institute

Market Potential

- China is in the early stages of urbanization
- Management projects expenditures of US$700+ billion in the next 5 years on basic infrastructure to support new cities, expand existing urban areas and redevelop failing or overburdened systems.
- The capital and management requirements are challenging for local governments to meet, creating an attractive market for Company services.



Business Model


Plan Development
~6-12 months
Engagement by government client
Feasibility Assessment – development thesis tested with government, end-users, financing sources
Detailed plan design
Project Approved by Government determination made about BT or BOT implementation
If BT Project Awarded
Project Execution
~12 -18 months
Organize Consortium
Sign contracts with government and consortium
Engineering Design & Construction
Acceptance by Customer
Payment or Settlement
(time varies following completion)

Advantages of BT Model

- PRC policy promotes Build-transfer ('BT") as a project finance mechanism to facilitate timely and responsible infrastructure development
  - ✓ Viewed as a "win-win"
  - ✓ Solves capital constraints to urban growth/renewal.

To City

- Construction start accelerated by up to 18 months due to lower budget/funding approval threshold
- More business, private developers and end-users attracted to site that is "ready to go".
- BT cost premium offset by:
  - Price premium from later-stage developers
  - Time value of earlier revenue generation
  - Reduced costs due to inflation
  - Reduced administrative burden
  - Implementation goals met

To BT Contractor

- Premium pricing for construction contracts
- Reduced competition/higher award rate
- Enhanced opportunities for follow-on work
- Efficiencies that come from total project control

Selected Strategic Partners/Relationships

Urban Planning Institutions

- Tsinghua University
- Tongji University
- University of Science & Technology

Century City

Engineering & Construction Companies

- Pan China Engineering
- China Railway Group
- China Urban Construction Works
- Shanghai Architectural Design Institute
- Shanghai Linli Design

Financing Sources & Investment Institutions

- China Development Bank
- Shanghai Pudong Development Bank
- Agriculture Development Bank of China
- Investment Association of China

Selected Planning Projects and BT Contracts

Contract Status

- BT Project in progress
- BT Project Proposal Stage
- Planning Stage


Export Zone
Jiaohe Projects
Export Development Zone
Highway Project
Deer Husbandry Development Zone
Resources Development Zone
Cultural Development Zone
Mixed Use Development Zone
New Economic Development Zone
Transportation Center Redevelopment Zone
Mining Development
New Economic Zone
Highway Project
Industrial Development Zone
New Housing Zone
Commercial Development Zone
JinyuSpring Water Industrial Development
Highway Project

Projected Contracts for 2008 - 2009

Project	Total Contract Value	Century City Revenue Allocation	Target Start Date	Completion
	A - Projects In-Progress			
Jiaohe Stone Products Development Zone	RMB 300	RMB 130	In Progress	Jun-08
Jingyu Spring Water Industrial Zone	RMB 300	RMB 120	In Progress	Oct-08
Jiaohe Industrial Development & Transportation Supplement	RMB 400	RMB 200	Jun-08	Dec-08
Total	RMB 1,000	RMB 450		
Total $US	$ 142	$ 64		
	B - Selected Projects in Bid-Phase			
Urban Residential Zone Expansion	RMB 400	RMB 130	Aug-08	Mar-09
Mining industrial zone	RMB 300	RMB 120	Mar-08	Oct-08
Water Front Reclamation Phase 1	RMB 1,800	RMB 650		Dec-10
(Confidential Major City) - Rehabilitation of mixed residential (all phases)	RMB 2,800	RMB 1,000	Nov-08	Jun-11
(Confidential City) - Transportation Center Mixed-use Redevelopment (Phase I)	RMB 2,000	RMB 800	Mar-09	Feb-10
Total	RMB 7,300	RMB 2,700		
Total $US	$ 1,043	$ 389		

Notes:
1) all amounts in millions
2) There is no assurance that listed projects in bid phase will be awarded to the Company

Capital Structure

Capitalization Table Including Incentive Shares and Net Income Targets									
		2008		2009		2010	2011	2012
Target Net Income	$	38,000,000	$	56,000,000	$	80,000,000	112,000,000	151,000,000
Stockholders (covered by Agreement)		47,000,000		47,000,000		48,100,000	51,200,000	54,300,000
Incentive Shares		-		1,100,000		3,100,000	3,100,000	3,100,000
Sub-total		47,000,000		48,100,000		51,200,000	54,300,000	57,400,000
Other Common Stockholders		2,548,718		2,548,718		2,548,718	2,548,718	2,548,718
Preferred Holders		2,915,000		2,915,000		2,915,000	2,915,000	2,915,000
Shares before IAG		52,463,718		53,563,718		56,663,718	59,763,718	62,863,718
IAG Shares		7,185,000		7,185,000		7,185,000	7,185,000	7,185,000
IAG Warrants		6,750,000		6,750,000		6,750,000	6,750,000	6,750,000
Total Shares F-D		66,398,718		67,498,718		70,598,718	73,698,718	76,798,718
Total Shares on Treasury Method		62,099,355		63,199,355		66,299,355	69,399,355	72,499,355

Purchase Valuation

- Expected Y-E pro forma valuation multiples are only a fraction of average comparables before considering impact of cash estimated at $0.93/share:

	Trailing PE	Forward PE
IAQG	12.9	8.9
Comparables (Average)	25.6	16.5

Note: See Appendix D for basis of multiples. IAQG multiple and cash derived from shares calculated using Treasury method

- Consideration paid to Sellers would be commensurately lower:

	2008	2009
Transaction Consideration (Includes Incentive shares outstanding at Y-E 2009)		
Shares (assuming 100% acquired)	52,463,718	53,563,718
Valuation assuming $7.85 per share	**411,840,186**	**420,475,186**
China Infrastructure Cash	15,000,000	15,000,000.0
Deal Valuation	**396,840,186**	**405,475,186**
P/E	**10.4 X**	**7.1 X**

Note: Calculation assumes that 2008 and 2009 Threshold Net Income Targets are met and all shares issuable in each year are issued.

Prospective EPS Growth

- Even with distribution of incentive shares, EPS growth is rapid if Net Income Threshold Targets are met.


Fully Diluted EPS if Incentive Targets Met
(including incentive shares)
$2.50
$2.00
$1.50
$1.00
$0.50
$-
Percentages Reflect
Y-o-Y
EPS Growth Rate
45%
37%
34%
29%
2008
2009
2010
2011
2012

EPS - **$0.61** **$0.89** $1.21 $1.61 **$2.08**

Note: Calculation uses total shares based on Treasury Method

Management

- **Mr. Jiping Gao** – Chairman of the Board
  - ✓ Former Chief Economist with the China Development Bank (CDB)
  - ✓ Continuing CDB relationship as a senior advisor
  - ✓ Served on State Development Planning Commission and the State Economic and Trade Commission

- **Dr. Jianjun Shi** – Chief Executive Officer
  - ✓ PhD in Economics from Tongji University
  - ✓ Extensive major project management experience
  - ✓ Infrastructure projects include Hefei Power Plant, Huainan Luohe Power Plant, Power Station of Henan Xinxiang Power Plant Projects

- **Prof. Moulong Zhu** – Chief Urban Planning & Architecture Officer
  - ✓ A "Dean" of China's urban planning professional community
  - ✓ Retired as Instructional Department Head of Urban Planning and Architecture Department of Tongji University
  - ✓ Continues on Tongji faculty as a Senior Professor
  - ✓ Deep urban planning project experience

Appendices

- Appendix A – Business Process Schematic
- Appendix B – Sample Project, (Confidential Client) Railway Station
- Appendix C – Current Project Profiles
- Appendix D – Comparables
- Appendix E – BT Contract Illustrative Example

Appendix A - Business Process Schematic



Municipal Government
Joint University Planning Team
Plans
Sing Kung (Front End)
Comprehensive Plan for New Development
Overall Project Financing
Development or Commercial Banks
Sing Kung (Back End)
Construction Syndicate
BT Construction
Sales/Use Agreements
Later-Stage Developers
Project:
• Land Leveling
• Roads
• Water
• Power
Site Survey / Design / Engineering
Infrastructure Construction
Project Management / Supervision / Quality Control

Appendix B – Sample (Confidential Client) Railway Station









Appendix C - Project Profiles

Changchun Wakeshu Modern Agricultural Development Zone

Area Profile:

Location/size: Northeastern China – Population 7 million

Economic Drivers: Strong automotive industry base
Center of China's largest corn belt
Excellent highway and rail access to major urban centers

Development Strategy:

Link economic base of agriculture and automotive to rest of market

Capitalize on low-cost access to regional agricultural products and good rail and highway transportation access for industrial products

Project Scope:

Basic infrastructure – access roads, power grid, water, drainage, and sewage pipelines

Project Size:

RMB 300 million (approx. $42 million)

Appendix C: Project Profiles

Tiangang Stone Industrial Park – Jiaohe, Jilin Province

<u>Area Profile:</u>

Location/size: Northeastern China – Population 7 million

Economic Drivers: Limited industry & skilled labor base
Center of premier quarry zone
Good rail/highway access to major urban centers/ports

<u>Development Strategy:</u>

Capitalize on local resources & artisan skills
Utilize access to good rail and highway transportation access
Minimizing residential/commercial environmental impact
Foster development of support industries

<u>Project Scope:</u>

Basic infrastructure – access roads, power grid, water, drainage and sewage pipelines

<u>Project Size:</u>

RMB 700 million (approx. $100 million) – two phases

Appendix C: Project Profiles

Water/Natural Spring Park – Jingyu

Area Profile:

Location/size: South Central China

Economic Drivers: Limited industry & skilled labor base
Center of high quality water wells

Development Strategy:

Capitalize on local resources & artisan skills

Develop critical mass of activity to justify transportation system improvements

Project Scope:

Basic infrastructure – access roads, power grid, water, drainage and sewage pipelines

Size:

RMB 300 million (approx. $43 million)

Appendix C: Project Profiles

Major City Redevelopment – Confidential Project In Bid Phase

Area Profile:

Location/size:	Major Urban Center – Population >10 million
Economic Drivers:	Diverse
	Area includes famous temple and traditional commerce
	Good transit access

Development Strategy:

Capitalize on scenic natural features and temple culture
Utilize transit access to increase tourist and commercial visitor flow
Incorporate modern residential/mixed use components

Project Scope:

Basic infrastructure – access roads, power grid, water, drainage and sewage pipelines

Size:

RMB 2,800 million (approx. $400 million) in multiple phases

Appendix D: Comparables

Company Name	P/E	Forward P/E	Market Cap	TTM Revenue	ROE	Price/ Book	TEV/ TTM EBITDA	EBITDA Margin	Net Income Margin
Granite Construction, Inc. (NYSE: GVA)	11.09	12.80	$1,397	$2,705	16.07%	2.05	4.26	9.01%	4.09%
McDermott International, Inc. (NYSE: MDR)	24.29	16.98	$13,504	$5,719	75.50%	10.11	15.51	13.53%	10.79%
Perini Corp. (NYSE: PCR)	11.64	10.57	$1,141	$4,897	31.73%	2.84	3.45	3.28%	2.10%
Fluor Corporation (NYSE: FLR)	39.08	25.00	$17,471	$17,856	26.63%	7.08	13.10	4.53%	3.20%
Chicago Bridge & Iron Co. N.V. (NYSE: CBI)	25.29	14.62	$4,417	$4,946	26.10%	5.55	13.80	5.51%	3.80%
China Architectural Engineering, Inc. (AMEX: RCH)	39.62	17.95	$595	$98	32.98%	9.25	12.70	21.95%	13.89%
China Railway Construction Corp. (HK: 1186)	39.04	21.92	HKD 161,883	HKD 171,997	59.80%	17.76	N/A	4.29%	1.34%
MasTec, Inc. (NYSE: MTZ)	16.11	11.11	$780	$1,059	-2.37%	2.37	16.38	3.14%	-0.71%
Foster Wheeler Ltd. (NASDAQ: FWLT)	26.43	18.46	$11,373	$5,751	123.57%	14.99	13.48	10.57%	7.71%
Quanta Services, Inc. (NYSE: PWR)	37.78	23.96	$5,340	$2,937	9.33%	2.36	14.53	9.19%	5.12%
WS Atkins PLC (LN: ATK)	N/A	13.72	GBP 1,049	GBP 1,275	N/A	48.46	9.07	8.63%	-4.53%
Balfour Beatty PLC (LN: BBY)	11.03	10.50	GBP 1,878	GBP 6,466	34.71%	3.89	10.10	2.81%	2.34%
Average	25.58	16.47			39.46%	10.56	11.49	8.04%	4.10%
IAQC*	12.87	8.82							

($ in millions, except per share data)

*Assumes $7.85 common price; Q-4 2008 Closing; 2008 Threshold Net Income Targets met and 100% of shares acquired and EPS calculated using Treasury Method Shares.

Appendix E: BT Contract Illustrative Example

	Total Project	BT Contractor*	Equity Sponsor*	Sub-contractors
		Consortium Member Allocations		
Project Revenue	300			
Percent Complete	33%			
Revenue Recognized	100	15	25	60
Direct Labor & Mtl.	50	-	-	50
Gross Margin	50	15	25	10
Overhead Costs	14	6	3	5
Net Project Profit (pre-tax)	36	9	22	5

* may be same firm or affiliate

Note that Company results for contracts in-progress differ from example and there is no assurance that future results will conform to example.